Exhibit 6

                           SUPER FOOD SERVICES, INC.
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Super Food Services, Inc., a Delaware corporation, hereby constitute and appoint Jack Twyman, Sam Robinson, John Demos and
Robert F. Koogler, and each of them,severally, with full power of substitution, attorneys-in-fact for the undersigned, to execute in his name, place and stead (whether in his capacity as a director or officer of Super Food
Services, Inc.), and file with the Securities and Exchange Commission the Form 10-K Report for the fiscal year ended August 27, 1994, and any and all amendments (including pre-effective and post-effective amendments) thereto, and any and all other documents necessary or advisable to be signed and filed with the Securities and Exchange Commission in connection therewith;
and each of the undersigned does hereby grant to the said appointees and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as each of the undersigned could do if personally present; each of the undersigned does hereby ratify and confirm in all respects all that the said appointees, or any of them, as said attorneys-in-fact may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument this 20th day of October, 1994.


____________________________________      ____________________________________
            Jack Twyman                             Robert F. Koogler
 Chairman of the Board and Director           Senior Vice President-Finance
    (Principal Executive Officer)          and Treasurer (Principal Financial
                                                 and Accounting Officer)


____________________________________      ____________________________________
             John Demos                            Samuel L. Robinson
     Vice Chairman of the Board                  President and Director
             and Director


____________________________________      ____________________________________
           John W. Berry                         Dr. Edward H. Jennings
              Director                                  Director


____________________________________      ____________________________________
        J. Harriss Covington                          C. E. Shaffer
              Director                                  Director

____________________________________
        Dr. Thomas S. Haggai
              Director
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